Securities, 424I - Securities, 424I: 1	Aug. 27, 2025 USD ($)
Securities, 424I Table
Fee Previously Paid	false
Security Class Title	Ordinary Shares, par value $0.00005 per share
Fee Rate	0.00015%
Amount of Registration Fee	$ 1,056.39